Exhibit 99.1
Ellington Financial Declares Common and Preferred Dividends
OLD GREENWICH, Conn., December 6, 2024—Ellington Financial Inc. (NYSE: EFC) (the "Company") today announced that its Board of Directors has declared the following: (i) a monthly dividend of $0.13 per share of common stock, payable on January 27, 2025 to common stockholders of record as of December 31, 2024; (ii) a quarterly dividend of $0.641878 per share on the Company's Series A Floating Rate Cumulative Redeemable Preferred Stock, payable on January 30, 2025 to Series A preferred stockholders of record as of December 31, 2024; (iii) a quarterly dividend of $0.390625 per share on the Company's 6.250% Series B Fixed-Rate Reset Cumulative Redeemable Preferred Stock, payable on January 30, 2025 to Series B preferred stockholders of record as of December 31, 2024; (iv) a quarterly dividend of $0.5390625 per share on the Company's 8.625% Series C Fixed-Rate Reset Cumulative Redeemable Preferred Stock, payable on January 30, 2025 to Series C preferred stockholders of record as of December 31, 2024; and (v) a quarterly dividend of $0.4375 per share on the Company's 7.00% Series D Cumulative Perpetual Redeemable Preferred Stock, payable on December 30, 2024 to Series D preferred stockholders of record as of December 20, 2024.
As previously announced, the Company expects to complete the redemption of all 957,133 outstanding shares of its 8.250% Series E Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock (the "Series E Preferred Stock") (NYSE: EFC PR A) on December 13, 2024 (the "Redemption Date"). The Series E Preferred Stock redemption price is estimated to be $25.540558 per share of Series E Preferred Stock (the "Redemption Price"), which is equal to the liquidation preference of $25.00 per share plus $0.540558 per share representing estimated accrued and unpaid dividends to the Redemption Date.
Cautionary Statement Regarding Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve numerous risks and uncertainties. The Company's actual results may differ from its beliefs, expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Forward-looking statements are not historical in nature and can be identified by words such as "believe," "expect," "anticipate," "estimate," "project," "plan," "continue," "intend," "should," "would," "could," "goal," "objective," "will," "may," "seek" or similar expressions or their negative forms, or by references to strategy, plans, or intentions. Forward-looking statements are based on our beliefs, assumptions and expectations of our future operations, business strategies, performance, financial condition, liquidity and prospects, taking into account information currently available to us. These beliefs, assumptions, and expectations are subject to risks and uncertainties and can change as a result of many possible events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity, results of operations and strategies may vary materially from those expressed or implied in our forward-looking statements. The following factors are examples of those that could cause actual results to vary from our forward-looking statements: changes in interest rates and the market value of the Company's investments, market volatility, changes in mortgage default rates and prepayment rates, the Company's ability to borrow to finance its assets, changes in government regulations affecting the Company's business, the Company's ability to maintain its exclusion from registration under the Investment Company Act of 1940, the Company's ability to maintain its qualification as a real estate investment trust, or "REIT," and other changes in market conditions and economic trends, such as changes to fiscal or monetary policy, heightened inflation, slower growth or recession, and currency fluctuations. Furthermore, forward-looking statements are subject to risks and uncertainties, including, among other things, those described under Item 1A of the Company's Annual Report on Form 10-K, which can be accessed through the Company's website at www.ellingtonfinancial.com or at the SEC's website (www.sec.gov). Other risks, uncertainties, and factors that could cause actual results to differ materially from those projected or implied may be described from time to time in reports the Company files with the SEC, including reports on Forms 10-Q, 10-K and 8-K. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.
This release and the information contained herein do not constitute an offer of any securities or solicitation of an offer to purchase securities.
About Ellington Financial
Ellington Financial invests in a diverse array of financial assets, including residential and commercial mortgage loans and mortgage-backed securities, reverse mortgage loans, mortgage servicing rights and related investments, consumer loans, asset-backed securities, collateralized loan obligations, non-mortgage and mortgage-related derivatives, debt and equity investments in loan origination companies, and other strategic investments. Ellington Financial is externally managed and advised by Ellington Financial Management LLC, an affiliate of Ellington Management Group, L.L.C.